EXHIBIT 99.3
ProForma Combined Financial Statements

UNAUDITED COMBINED FINANCIAL INFORMATION OF THE COMPANY

The following unaudited proforma combined financial information gives effect to the acquisition of HLM Design International Limited ("HLM Ltd.") by G.A. Design International Holding Ltd ("GAIH"), a wholly owned subsidiary of HLM Design, Inc. and Subsidiaries and Affiliates(the"Company") as if it had occurred on May 1, 2000 and May 1, 2001, respectively, in the case of the Unaudited ProForma Combined Balance Sheet of the Company of the Company as of February 1, 2002 and in the case of the Unaudited ProForma Statement of Operation for the nine months ended February 1, 2002, and in the case of the Unaudited ProForma Combined Statements of Income for the year ended April 27, 2001.

The acquisition will be accounted for using the purchase method of accounting. The total cost of the acquisition has been preliminarily allocated to the acquired assets and assumed liabilities on the assumption that the historical amounts of assets and liabilities recorded in the accompanying proforma financial information approximate their respective fair values. The actual allocation of purchase cost, however, and the resulting effect on income may differ from the proforma amounts included herein.

The proforma combined financial data is presented for illustrative purposes only and is not necessarily indicative of what the Company's financial position or results of operations would have been had the transaction occurred as of the above-referenced dates or of the financial position or results that may be reported by the Company in the future.

The proforma combined financial information should be read in conjunction with the historical consolidated financial statements of the Company and other historical financials statements of HLM Ltd. and notes thereto.

HLM DESIGN, INC. AND SUBSIDIARIES AND AFFILIATES
COMBINED BALANCE SHEET (FOR THE ACQUISITION)
AS OF FEBRUARY 1, 2002
(Unaudited)

                                                                          Historical
                                                                          ----------
                                                                                  HLM Design
                                                                      HLM        International     ProForma
                                                                  Design, Inc.     Limited (6)    Adjustments          Proforma
                                                                  ------------     -------        -----------          --------
ASSETS:
Current Assets:
Cash                                                              $ 1,565,374           1,805                           1,567,179
Trade and other receivables, less allowance for doutbtful
   accounts of $623,311 and $1,202,120, respectively               13,360,173       2,159,130                          15,519,303
Costs and estimated earnings in excess of billings on
   uncompleted projects, net                                        7,786,571                                           7,786,571
Prepaid expenses and other                                          1,196,064         441,384          12,890 (3)       1,650,338
                                                                  -----------     -----------     -----------         -----------
          Total Current Assets                                     23,908,182       2,602,319          12,890          26,523,391
                                                                  -----------     -----------     -----------         -----------

Other Assets:
Goodwill, net                                                      12,276,868          43,346       8,904,180 (1)      21,224,394
Non-compete agreements                                                316,667                                             316,667
Deferred income taxes                                                 712,765                                             712,765
Other noncurrent assets                                               701,239                                             701,239
                                                                  -----------     -----------     -----------         -----------
          Total Other Assets                                       14,007,539          43,346       8,904,180          22,955,065
                                                                  -----------     -----------     -----------         -----------

Property and Equipment:
  Leasehold improvements                                            2,057,970                                           2,057,970
  Furniture and fixtures                                            5,058,949       1,860,088      (1,406,068) (1)      5,512,969
                                                                  -----------     -----------     -----------         -----------
Property and equipment, at cost                                     7,116,919       1,860,088      (1,406,068)          7,570,939
Less Accumulated depreciation                                       5,379,256       1,306,068      (1,306,068) (1)      5,379,256
                                                                  -----------     -----------     -----------         -----------
          Property and equipment, net                               1,737,663         554,020        (100,000)          2,191,683
                                                                  -----------     -----------     -----------         -----------
TOTAL ASSETS                                                      $39,653,384     $ 3,199,685     $ 8,817,070         $51,670,139
                                                                  ===========     ===========     ===========         ===========

See notes to proforma combined financial statements.

HLM DESIGN, INC AND SUBSIDIARIES AND AFFILIATES
COMBINED BALANCE SHEET (FOR THE ACQUISITION)
AS OF FEBRUARY 1, 2002
(Unaudited)

                                                                 Historical
                                                                 ----------
                                                                             HLM Design
                                                            HLM             International     ProForma
                                                        Design, Inc.          Limited       Adjustments             Proforma
                                                        ------------        -------------   -----------             --------
                                                                                (6)
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
Current maturities of long-term debt
  and capital lease obligations                       $     2,903,631                      $ 2,363,548.00 (2)     $  5,267,179.00
Accounts payable                                           10,441,644           1,230,787         538,520 (1)          12,210,951
Billings in excess of costs and estimated earnings
  on uncompleted projects                                   1,478,793             637,329                               2,116,122
Accrued payroll                                               738,043                                                     738,043
Income taxes payable                                        1,212,185                                                   1,212,185
Deferred income taxes                                       1,544,490                                                   1,544,490
Accrued expenses and other                                    900,260             843,229                               1,743,489
                                                      ---------------     ---------------  --------------         ---------------
          Total Current Liabilities                        19,219,046           2,711,345       2,902,068              24,832,459
                                                      ---------------     ---------------  --------------         ---------------
Long-term debt and other                                    9,653,325                           4,422,452 (2)          14,075,777
                                                      ---------------     ---------------  --------------         ---------------
TOTAL LIABILITIES                                          28,872,371           2,711,345       7,324,520              38,908,236
                                                      ---------------     ---------------  --------------         ---------------
Commitments and contingencies

STOCKHOLDERS' EQUITY:
Common stock                                                    2,534             240,798        (240,398)(1)               2,934
Additional paid in capital                                  7,986,612             155,252       1,812,348 (1)           9,954,212
Retained earnings                                           2,837,290             109,228         (96,338)(1)(3)        2,850,180
Accumulated other comprehensive loss                          (45,423)            (16,938)         16,938 (1)             (45,423)
                                                      ---------------     ---------------  --------------         ---------------
Total stockholders' equity                                 10,781,013             488,340       1,492,550              12,761,903
                                                      ---------------     ---------------  --------------         ---------------
TOTAL LIABILITIES

   AND STOCKHOLDERS' EQUITY                           $     9,653,384     $     3,199,685  $    8,817,070         $    51,670,139
                                                      ===============     ===============  ==============         ===============

See notes to proforma combined financial statements.

HLM DESIGN, INC. AND SUBSIDIARIES AND AFFILIATES
PROFORMA COMBINED STATEMENT OF OPERATION (FOR THE ACQUISITION)
FOR THE NINE  MONTHS ENDED FEBRUARY 1, 2002

(Unaudited)

                                                                    Historical
                                                                    ----------
                                                                             HLM Design
                                                             HLM            International       ProForma
                                                          Design, Inc.         Limited         Adjustments           ProForma
                                                         -------------      -------------      -----------           --------
REVENUES:                                                                        (6)
Fee Income                                               $  41,836,122   $     6,681,489                               48,517,611
Reimbursable Income                                          3,222,006                                                  3,222,006
                                                         --------------  ----------------   --------------------------------------
     Total Revenues                                         45,058,128         6,681,489                  -            51,739,617
                                                         --------------  ----------------   --------------------------------------
CONSULTANT EXPENSE                                          15,201,523            92,804                               15,294,327
                                                         --------------  ----------------   --------------------------------------
PROJECT EXPENSES:
  Direct Expenses                                              700,853           302,340                                1,003,193
  Reimbursable Expenses                                      1,793,155                                                  1,793,155
                                                         --------------  ----------------   --------------------------------------
    Total Project Expenses                                   2,494,008           302,340                  -             2,796,348
                                                         --------------  ----------------   --------------------------------------
NET PRODUCTION INCOME                                       27,362,597         6,286,345                  -            33,648,942
DIRECT LABOR                                                 9,237,700         2,230,797                               11,468,497
INDIRECT EXPENSES                                           17,564,533         5,018,973                               22,583,506
                                                         --------------  ----------------   --------------------------------------
OPERATING INCOME (LOSS)                                        560,364          (963,425)                 -              (403,061)
                                                         --------------  ----------------   --------------------------------------
OTHER EXPENSE (INCOME):
   Interest Expense (Income), net                              882,643           (14,356)           349,604  (4)        1,217,891
                                                         --------------  ----------------   --------------------------------------
     Total Other Expense (Income)                              882,643           (14,356)           349,604             1,217,891
                                                         --------------  ----------------   --------------------------------------
LOSS BEFORE INCOME TAXES                                      (322,279)         (949,069)          (349,604)           (1,620,952)
INCOME TAX BENEFIT                                             (92,929)         (229,989)           (78,145) (5)         (401,063)
                                                         --------------  ----------------   --------------------------------------
NET LOSS                                                 $    (229,350)  $      (719,080)   $      (271,459)       $   (1,219,889)
                                                         =========================================================================

NET LOSS PER SHARE

  Basic                                                  $       (0.09)                                            $        (0.42)
                                                         =============                                             =================
  Diluted                                                $       (0.09)                                            $        (0.41)
                                                         =============                                             =================
NUMBER OF SHARES USED TO COMPUTE PER SHARE DATA

  Basic                                                      2,524,782                                                  2,924,782
                                                         =============                                             =================
  Diluted                                                    2,450,449                                                  2,940,449
                                                         =============                                             =================

See notes to proforma combined financial statements.

HLM DESIGN, INC. AND SUBSIDIARIES AND AFFILIATES
PROFORMA COMBINED STATEMENT OF INCOME (FOR THE ACQUISITION)
FOR THE YEAR ENDED APRIL 27, 2001
(Unaudited)

                                                               Historical
                                                    --------------------------
                                                                    HLM Design
                                                         HLM      International       ProForma
                                                     Design, Inc.   Limited (6)      Adjustments        ProForma
                                                     ------------   -------          -----------        --------
REVENUES:
Fee Income                                          $ 60,288,709  $  12,607,080                         72,895,789
Reimbursable Income                                    4,002,653              -                          4,002,653
                                                    ------------  -------------    -------------------------------
     Total Revenues                                   64,291,362     12,607,080               -         76,898,442
                                                    ------------  -------------    -------------------------------
CONSULTANT EXPENSE                                    19,559,667        180,373                         19,740,040
                                                    ------------  -------------    -------------------------------
PROJECT EXPENSES:
  Direct Expenses                                      1,112,544        933,740                          2,046,284
  Reimbursable Expenses                                2,203,142              -                          2,203,142
                                                    ------------  -------------    -------------------------------
    Total Project Expenses                             3,315,686        933,740               -          4,249,426
                                                    ------------  -------------    -------------------------------
NET PRODUCTION INCOME                                 41,416,009     11,492,967               -         52,908,976
DIRECT LABOR                                          13,223,850      3,688,306                         16,912,156
INDIRECT EXPENSES                                     24,787,155      6,071,908                         30,859,063
                                                    ------------  -------------    -------------------------------
OPERATING INCOME                                       3,405,004      1,732,753               -          5,137,757
                                                    ------------  -------------    -------------------------------
OTHER EXPENSE (INCOME):
  Interest Expense (Income), net                       1,734,141        (86,084)        461,697  (4)     2,109,754
  Other income                                                 -       (137,766)                          (137,766)
                                                    ------------  -------------    -------------------------------
     Total Other Expense (Income)                      1,734,141       (223,850)        461,697          1,971,988
                                                    ------------  -------------    -------------------------------
INCOME BEFORE INCOME TAXES AND MINORITY INTEREST       1,670,863      1,956,603        (461,697)         3,165,769
INCOME TAX EXPENSE                                       903,905        617,721        (145,403) (5)     1,376,223
                                                    ------------  -------------    -------------------------------
NET INCOME BEFORE MINORITY INTEREST                      766,958      1,338,882        (316,294)         1,789,546
MINORITY INTEREST IN EARNINGS                             25,701                                            25,701
                                                    ------------  -------------    -------------------------------
NET INCOME                                          $ 741,257.00  $1,338,882.00       ($316,294)       $ 1,763,845
                                                    ============  =============    ===============================

NET INCOME PER SHARE
  Basic                                             $       0.31                                       $      0.63
                                                    ============                                       ===========
  Diluted                                           $       0.30                                       $      0.62
                                                    ============                                       ===========
NUMBER OF SHARES USED TO COMPUTE PER SHARE DATA
  Basic                                                2,415,238                                         2,815,238
                                                    ============                                       ===========
  Diluted                                              2,437,611                                         2,837,611
                                                    ============                                       ===========

See notes to proforma combined financial statements.

Notes to ProForma Combined Financial Statements (For the Acquisition)(Unaudited)

(1) Reflects the acquisition of HLM Ltd. by the Company effective February 26, 2002 and the preliminary allocation of the purchase price of HLM Ltd. based on the estimated fair value of the net assets and liabilities recorded by HLM Ltd. as of February 1, 2002. Proforma's reflect assumption that the historical amounts approximate their respective fair values as of February 1, 2002. The amount of the goodwill and the corresponding amortization actually recorded may ultimately differ from upon consummation of the acquisition. The estimated purchase price allocation consists of the following:

     Cash paid for HLM Ltd.                                     $   3,083,635
     Subordinated promissory notes                                  3,702,365
     Issuance of 400,000 shares of the Company's
         common stock (A)                                           1,968,000
     Direct costs associated with purchase of HLM Ltd.                538,520
                                                              ----------------
     Total purchase price                                           9,292,520
     Less:  estimated fair value of net assets acquired               388,340
                                                              ----------------
     Goodwill                                                   $   8,904,180
                                                              ================

     (A) The shareholders of HLM Ltd. will receive 400,000 shares on a delayed delivery basis.

     (B) Property and equipment was valued approximately at net book value. A reserve of $100,000 was established for obsolete equipment.

(2) Reflects the borrowing from Bank of Scotland, Joe Harris, CEO, and Vernon Brannon, COO and CFO, to fund the acquisition of HLM Ltd. as summarized below:

     Subordinated promissory notes with former HLM Ltd shareholders     $   3,702,365
     Bank of Scotland                                                       2,900,000
     Subordinated promissory notes with two Officers of HLM
        Design, Inc.                                                          183,636
                                                                        -------------
     Total borrowings of GAIH                                           $   6,786,001
                                                                        =============

     Subordinated promissory notes ("Notes") totaling $3.2 million which provide for a payment of 42.2% of the principal amount on each of February 26, 2003 and February 26, 2004 and 7.8% of the principal amount on February 26, 2005 and February 26, 2006. A note for $0.2 million provides for six month installments beginning August 26, 2002 with final payment on February 26, 2006. A note for $0.3 million provides for payment on September 4, 2002. All subordinated promissory note payment terms will be made provided there exists sufficient cash flow in HLM Ltd. as defined in the Notes.

     Bank of Scotland-Loan provides for $0.6 million payment on January 31, 2003 and $0.3 million for six month installments beginning July 31, 2003 with final payment on January 31, 2007.

     Subordinated promissory notes with two Officers of HLM Design, Inc.-Notes provide for annual installments of $45,908 each beginning February 26, 2003 with final payment on February 26, 2005. All subordinated promissory note payment terms will be made provided there exists sufficient cash flow in HLM Ltd. as defined in the Notes.

(3) Reflects an adjustment to the deferred tax asset resulting from a difference between UK and US GAAP for financial statement reporting.

Notes to ProForma Combined Financial Statements (For the Acquisition)
(Unaudited)


(4) To fund the acquisition of HLM Ltd. this adjustment reflects an increase in interest expense for subordinated promissory notes and borrowings from Joseph Harris, CEO, and Vernon Brannon, CFO, at 7% per annum. In addition, borrowings with the Bank of Scotland, at a rate of LIBOR plus 2% and such other costs prescribed in the facility letter between the Bank of Scotland and GAIH, were used to fund the acquisition of HLM Ltd.

(5) Reflects the net increase in the income tax benefit resulting from adjustment (4) above, computed using the historical effective income tax rate of HLM Ltd. as well as an adjustment for deferred income taxes as a result of a difference between UK and US GAAP for financial statement reporting.

(6) Assets and liabilities denominated in foreign currencies have been translated into U.S. dollars at the period end exchange rate. Revenue and expenses denominated in foreign currencies have been translated into U.S. dollars at the weighted average exchange rate.